Share of profit/loss from investments accounted for using the equity method	12 Months Ended
Dec. 31, 2025
Interests In Other Entities [Abstract]
Share of profit/loss from investments accounted for using the equity method	D.31. Share of profit/loss from investments accounted for using the equity method
The line item Share of profit/(loss) from investments accounted for using the equity method showed a net loss of €155 million in 2025, including a loss of €310 million on the equity-accounted investment in the associate OPAL JV Co (see Note D.6), compared with a net gain of €60 million for 2024 and a net loss of €136 million for 2023.
2023 comparative figures were re-presented on a consistent basis from the date of the classification of Opella as a discontinued
operation (2024).